Supplement dated March 30, 2015 to

Prospectus dated December 5, 2014 for

ProtectiveAccess XL

Prospectus dated November 24, 2014 for

ProtectiveRewards Elite

Prospectuses dated May 1, 2014 for

Protective Variable Annuity L, B, and C Series Contracts, ProtectiveValues, ProtectiveValues Advantage, ProtectiveRewards II, Protective Variable Annuity, Protective Dimensions and Protective Variable Annuity Investors Series

Issued by

Protective Life Insurance Company

Protective Variable Annuity Separate Account

And

Prospectuses dated May 1, 2014 for

Protective Preserver, Protective Single Premium Plus, Protective Premiere II, Protective Premiere III and Protective Investors Choice VUL

Issued by

Protective Life Insurance Company

Protective Variable Life Separate Account

This Supplement amends certain information in your variable product prospectus (the "Prospectus"). Please read this Supplement carefully and keep it with your Prospectus for future reference.

We have been advised that, on March 27, 2015, the shareholders of the MFS® Variable Insurance Trust and MFS® Variable Insurance Trust II approved an Agreement and Plan of Reorganization (the "Plan"). Pursuant to the Plan, after the close of the New York Stock Exchange on March 27, 2015, substantially all of the assets of the MFS® Investors Growth Stock Series of the MFS® Variable Insurance Trust were combined with the assets of the MFS® Massachusetts Investors Growth Stock Portfolio of the MFS® Variable Insurance Trust II (the "Merger"). Accordingly, the Sub-Account offered under your variable product that was investing in the MFS® Investors Growth Stock Series now invests in the MFS® Massachusetts Investors Growth Stock Portfolio.

The MFS® Investors Growth Stock Series has the same investment objectives and policies as the MFS® Massachusetts Investors Growth Stock Portfolio and the same investment adviser- MFS Investment Management. In addition, the "RANGE OF EXPENSES FOR THE FUNDS," "EXAMPLE OF CHARGES," and the fees disclosed in the "Certain Payments We Receive with Regard to the Funds" section of the Prospectus have not changed as a result of the Merger.

Accordingly, this Supplement amends your Prospectus by replacing all references to the MFS® Investors Growth Stock Series with MFS® Massachusetts Investors Growth Stock Portfolio.

If you have any questions regarding this Supplement or if you wish to receive prospectuses for the MFS® Massachusetts Investors Growth Stock Portfolio or other Funds, you may contact us by writing or calling Protective Life at P.O. Box 1928, Birmingham, AL 35201-1928 or toll free at 800-456-6330.